                                                                    EXHIBIT 10.1



                INITIAL PUBLIC OFFERING AND SPLIT-OFF AGREEMENT



                          DATED AS OF AUGUST 16, 1999



                                     AMONG



                                  VIACOM INC.



                           VIACOM INTERNATIONAL INC.



                                      AND



                               BLOCKBUSTER INC.

                               TABLE OF CONTENTS

                                                                            Page

                                   ARTICLE I
                                  DEFINITIONS

Section 1.01.    Definitions.................................................. 1

                                  ARTICLE II
                           THE IPO AND THE SPLIT-OFF

Section 2.01.    The IPO and Other Primary Offerings.......................... 7
Section 2.02.    The Split-Off................................................ 7
Section 2.03.    Certain Stockholder Matters.................................. 7
Section 2.04.    Prior Relationship........................................... 8
Section 2.05.    Further Assurances Regarding the Split-Off................... 8

                                  ARTICLE III
                                   EXPENSES

Section 3.01.    General...................................................... 9
Section 3.02.    Certain Expenses Relating to the IPO and any Other
                 Primary Offerings by Blockbuster............................. 9
Section 3.03.    Certain Expenses Relating to the Split-Off................... 9

                                  ARTICLE IV
                             ACCESS TO INFORMATION

Section 4.01.    Restrictions on Disclosure of Information....................10
Section 4.02.    Legally Required Disclosure of Confidential Information......10
Section 4.03.    Access to Information........................................11
Section 4.04.    Record Retention.............................................11

                                   ARTICLE V
                                   COVENANTS

Section 5.01.    Financial and Other Information..............................12
Section 5.02.    No Violations................................................18
Section 5.03.    Other Agreements.............................................18

                                                                            Page
                                                                            ----

                                  ARTICLE VI
                           ASSIGNMENT AND ASSUMPTION

Section 6.01.    Assignment of Obligations....................................19
Section 6.02.    Assumption of Obligations....................................19
Section 6.03.    Assignment of Certain Employment Agreements..................19
Section 6.04.    Assumption of Certain Employment Agreements..................19

                                  ARTICLE VII
                                    OPTIONS

Section 7.01.    Options......................................................19
Section 7.02.    Notice.......................................................20
Section 7.03.    Option Exercise and Payment..................................20
Section 7.04.    Effect of Failure to Exercise................................21
Section 7.05.    IPO..........................................................21
Section 7.06.    Termination of Options.......................................21

                                 ARTICLE VIII
                                INDEMNIFICATION

Section 8.01.    Indemnification Procedures...................................21

                                  ARTICLE IX
            CONDITION TO CONSUMMATION OF TRANSACTIONS; TERMINATION

Section 9.01.    Condition....................................................23
Section 9.02.    Termination..................................................23

                                   ARTICLE X
                                 MISCELLANEOUS

Section 10.01.   Limitation of Liability......................................23
Section 10.02.   Further Assurances...........................................23
Section 10.03.   Waiver.......................................................23
Section 10.04.   Remedies.....................................................24
Section 10.05.   Performance..................................................24
Section 10.06.   References; Construction.....................................24
Section 10.07.   Amendments...................................................24
Section 10.08.   Successors and Assignment....................................24
Section 10.09.   Severability.................................................24
Section 10.10.   Entire Agreement.............................................25
Section 10.11.   Notices......................................................25

Section 10.12.   Governing Law................................................25
Section 10.13.   Counterparts.................................................26

EXHIBITS

Exhibit A        Form of Release and Indemnification Agreement
Exhibit B        Form of Transition Services Agreement
Exhibit C        Form of Registration Rights Agreement
Exhibit D        Form of Tax Matters Agreement

                INITIAL PUBLIC OFFERING AND SPLIT-OFF AGREEMENT
                -----------------------------------------------

          INITIAL PUBLIC OFFERING AND SPLIT-OFF AGREEMENT (this "Agreement")
                                                                 ---------
dated as of August 16, 1999, among Viacom Inc., a Delaware corporation

("Viacom"), Viacom International Inc., a Delaware corporation and a wholly owned
  ------
subsidiary of Viacom ("Viacom International"), and Blockbuster Inc., a Delaware
                       --------------------
corporation and an indirect, wholly owned subsidiary of Viacom ("Blockbuster").
                                                                 -----------
Certain capitalized terms used herein are defined in Article I of this Agreement.


                                   RECITALS

          WHEREAS, since September 29, 1994, Viacom has owned and operated the businesses and operations related to Blockbuster;

          WHEREAS, Viacom presently intends to split off Blockbuster in a tax-free transaction;

          WHEREAS, prior to such split-off, Blockbuster proposes to issue shares of its common stock in an initial public offering registered under the Securities Act of 1933, as amended; and

          WHEREAS, the parties intend in this Agreement, including the Exhibits attached hereto, to set forth the principal arrangements between them regarding such initial public offering and such split-off.

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

          Section 1.01.  Definitions.  As used in this Agreement, the following
                         -----------
terms will have the following meanings, applicable both to the singular and the plural forms of the terms described:

          "Affiliates" means, with respect to any specified Person, any Person
           ----------
that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such specified Person; provided,
                                                                      --------
however, that prior to the Split-Off, Affiliates of Blockbuster or Viacom shall
-------
only include Persons who would be affiliates of Blockbuster or Viacom, respectively, assuming that the Split-Off had occurred immediately prior to the determination as to whether such Person was an affiliate of Blockbuster or Viacom, respectively.

          "Agreement" has the meaning ascribed thereto in the Preamble.
           ---------

          "Ancillary Agreements" means the Registration Rights Agreement,
           --------------------
Transition Services Agreement, the Release and Indemnification Agreement and the Tax Matters Agreement.

          "Annual Financial Statements" has the meaning ascribed thereto in
           ---------------------------
Section 5.01(v).

          "Applicable Stock" means at any time the (i) shares of Blockbuster
           ----------------
Common Stock owned by Viacom and its Affiliates that were owned on the date hereof, plus (ii) shares of Blockbuster Class B Common Stock purchased by Viacom
        ----
and its Affiliates pursuant to Article VII, plus (iii) shares of Blockbuster
                                            ----
Common Stock that were issued to Viacom and its Affiliates in respect of shares described in either clause (i) or clause (ii) in any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event.

          "Blockbuster" has the meaning ascribed thereto in the Preamble.
           -----------

          "Blockbuster Business" has the meaning ascribed thereto in Section
           --------------------
2.01(a)(i) of the Release and Indemnification Agreement.

          "Blockbuster Class A Common Stock" means the class A common stock, par
           --------------------------------
value $0.01 per share of Blockbuster.

          "Blockbuster Class B Common Stock" means the class B common stock, par
           --------------------------------
value $0.01 per share of Blockbuster.

          "Blockbuster Class B Common Stock Option" has the meaning ascribed
           ---------------------------------------
thereto in Section 7.01(a).

          "Blockbuster Class B Common Stock Option Notice" has the meaning
           ----------------------------------------------
ascribed thereto in Section 7.02.

          "Blockbuster Common Stock" means the Blockbuster Class B Common Stock,
           ------------------------
the Blockbuster Class A Common Stock, any other class of Blockbuster's capital stock representing the right to vote generally for the election of directors and, for so long as Blockbuster continues to be a subsidiary corporation includible in a consolidated federal income tax return of the Viacom Group, any other security of Blockbuster treated as stock for purposes of Section 1504 of the Code.

          "Blockbuster Public Documents" has the meaning ascribed thereto in
           ----------------------------
Section 5.01(viii).

          "Blockbuster Public Filings" has the meaning ascribed thereto in
           --------------------------
Section 5.01(xii).

          "Blockbuster Transfer Agent" means the company designated by
           --------------------------
Blockbuster as the transfer agent and registrar for the Blockbuster Class A Common Stock and the Blockbuster Class B Common Stock.

          "Blockbuster's Auditors" has the meaning ascribed thereto in Section
           ----------------------
5.01(xiii).

          "Business" means the Blockbuster Business or the Viacom Business, as
           --------
the case may be.

          "Business Day" means any day other than a Saturday, a Sunday, or a day
           ------------
on which banking institutions located in the State of New York are authorized or obligated by law or executive order to close.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, together with the rules and regulations promulgated thereunder.

          "Confidential Information" means, with respect to any party hereto,
           ------------------------
(i) any Information concerning such party, its business or any of its Affiliates that was obtained by another party hereto, (ii) any Information concerning such party that is obtained by another party under Section 4.03, or (iii) any other Information obtained by, or furnished to, another party hereto.

          "Control" means the possession, direct or indirect, of the power to
           -------
direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
from time to time, together with the rules and regulations promulgated thereunder.

          "Indemnified Party" means any Person who is entitled to received
           -----------------
payment or defense from an Indemnifying Party pursuant to this Agreement.

          "Indemnifying Party" means any party who is required to pay or defend
           ------------------
any other Person pursuant to this Agreement.

          "Information" means all records, books, contracts, instruments,
           -----------
computer data and other data.

          "IPO" means the initial public offering by Blockbuster of shares of
           ---
Blockbuster Class A Common Stock as contemplated by the IPO Registration Statement.

          "IPO Effective Date" means the date on which the IPO Registration
           ------------------
Statement is declared effective by the SEC.

          "IPO Registration Statement" means the Registration Statement on Form
           --------------------------
S-1, Registration No. 333-77899, of Blockbuster, including all exhibits thereto and as supplemented and amended from time to time.

          "Issuance Event" has the meaning ascribed thereto in Section 7.02.
           --------------

          "Issuance Event Date" has the meaning ascribed thereto in Section
           -------------------
7.02.

          "Losses" has the meaning ascribed thereto in Section 2.01(a) of the
           ------
Release and Indemnification Agreement.

          "Market Price" of any shares of Blockbuster Class A Common Stock on
           ------------
any date means (i) the average of the last sale price of such shares on each of the five trading days immediately preceding such date on the New York Stock Exchange, Inc. or, if such shares are not listed thereon, on the principal national securities exchange or automated interdealer quotation system on which such shares are traded or (ii) if such sale prices are unavailable or such shares are not so traded, the value of such shares on such date determined in accordance with agreed-upon procedures reasonably satisfactory to Blockbuster and Viacom.

          "Nonvoting Stock" means any class of Blockbuster' capital stock not
           ---------------
representing the right to vote generally for the election of directors.

          "Nonvoting Stock Option" has the meaning ascribed thereto in Section
           ----------------------
7.01(c).

          "Nonvoting Stock Option Notice" has the meaning ascribed thereto in
           -----------------------------
Section 7.02.

          "Ownership Percentage" means, at any time, the fraction, expressed as
           --------------------
a percentage and rounded to the next highest thousandth of a percent, whose numerator is the aggregate Value of the Applicable Stock and whose denominator is the sum of the aggregate Value of the outstanding shares of Blockbuster Common Stock; provided, however, that any shares of Blockbuster Common Stock
              --------  -------
issued by Blockbuster in violation of its obligations under Article VII of this Agreement shall not be deemed outstanding for the purpose of determining the Ownership Percentage. For purposes of this definition, "Value" means, with
                                                         -----
respect to any share of stock, the value of such share determined by Viacom under principles applicable for purposes of Section 1504 of the Code.

          "Owning Party" has the meaning ascribed thereto in Section 4.02.
           ------------

          "Person" means any individual, corporation, limited or general
           ------
partnership, limited liability company, joint venture association, joint stock company, trust unincorporated organization or government or any agency or political subdivision thereof.

          "Prior Relationship" means the ownership relationship between Viacom
           ------------------
and Blockbuster at any time prior to the Split-Off Date.

          "Public Filings" has the meaning ascribed thereto in Section
           --------------
5.01(xii).

          "Quarterly Financial Statements" has the meaning ascribed thereto in
           ------------------------------
Section 5.01(iv).

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement to be entered into on or before the IPO Effective Date between Viacom and Blockbuster, in substantially the form attached hereto as Exhibit C.

          "Regulation S-K" means Regulation S-K of the General Rules and
           --------------
Regulations promulgated by the SEC.

          "Regulation S-X" means Regulation S-X of the General Rules and
           --------------
Regulations promulgated by the SEC.

          "Related Parties" has the meaning ascribed thereto in Section 4.03.
           ---------------

          "Release and Indemnification Agreement" means the Release and
           -------------------------------------
Indemnification Agreement to be entered into on or before the IPO Effective Date between Viacom and Blockbuster, in substantially the form attached hereto as Exhibit A.

          "Representatives" means directors, officers, employees, agents,
           ---------------
consultants, advisors, accountants, attorneys and representatives.

          "Requestor" has the meaning ascribed thereto in Section 4.03.
           ---------

          "Retention Period" has the meaning ascribed thereto in Section 4.04.
           ----------------

          "SEC" means the Securities and Exchange Commission.
           ---

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time, together with the rules and regulations promulgated thereunder.

          "Split-Off" means the distribution of Blockbuster Common Stock by
           ---------
Viacom in one or more transactions occurring after the IPO that collectively have the effect that all or a substantial part of the shares of Blockbuster Common Stock held by Viacom are distributed to all or some of the stockholders of Viacom, whenever such transaction(s) shall occur.

          "Split-Off Date" is the date upon which the Split-Off is consummated.
           --------------

          "Subsidiary" means, with respect to any Person, any other Person a
           ----------
majority of the equity ownership or voting stock of which is at the time owned, directly or indirectly, by such Person and/or one or more other Subsidiaries of such Person; provided, however, that prior to the Split-Off, a Subsidiary of
             --------  -------
Viacom shall only include Persons who would be a Subsidiary of Viacom assuming the Split-Off has occurred immediately prior to the determination as to whether such Person were a Subsidiary of Viacom.

          "Tax Matters Agreement" means the Tax Matters Agreement to be entered
           ---------------------
into on or before the IPO Effective Date between Viacom and Blockbuster, in substantially the form as attached hereto as Exhibit D.

          "Third Party Claim" has the meaning ascribed thereto in Section
           -----------------
8.01(b).

          "Transition Services Agreement" means the Transition Services
           -----------------------------
Agreement to be entered into on or before the IPO Effective Date between Viacom and Blockbuster, in substantially the form attached hereto as Exhibit B.

          "Underwriting Agreement" means the Underwriting Agreement is between
           ----------------------
Blockbuster and the underwriters relating to the IPO, as amended from time to time.

          "Viacom" has the meaning ascribed thereto in the Preamble.
           ------

          "Viacom Annual Statements" has the meaning ascribed thereto in Section
           ------------------------
5.01(xiv).

          "Viacom Business" means any assets, business or operations of Viacom
           ---------------
or any of its Affiliates other than the Blockbuster Business.

          "Viacom Class A Common Stock" means the class A common stock, par
           ---------------------------
value $0.01 per share, of Viacom.

          "Viacom Class B Common Stock" means the class B common stock, par
           ---------------------------
value $0.01 per share, of Viacom.

          "Viacom Common Stock" means the Viacom Class A Common Stock and the
           -------------------
Viacom Class B Common Stock.

          "Viacom Group" includes for federal income tax purposes, Viacom, its
           ------------
Affiliates, Blockbuster and its Affiliates.

          "Viacom International" has the meaning ascribed thereto in the
           --------------------
Preamble.

          "Viacom Public Filings" has the meaning ascribed thereto in Section
           ---------------------
5.01(xii).

          "Viacom's Auditors" has the meaning ascribed thereto in Section
           -----------------
5.01(xiv).

          "Viacom Transfer Agent" means the company designated by Viacom as the
           ---------------------
transfer agent and registrar for the Viacom Common Stock.

          "Wherehouse Stock Purchase Agreement" means the Stock Purchase
           -----------------------------------
Agreement, dated as of August 10, 1998, between Viacom International and Wherehouse Entertainment, Inc.


                                  ARTICLE II
                           THE IPO AND THE SPLIT-OFF

          Section 2.01.  The IPO and Other Primary Offerings.  Until the Split-
                         -----------------------------------
Off Date, Blockbuster shall consult with, and cooperate in all respects with, Viacom in connection with any primary offering of the Blockbuster Common Stock or any other securities of Blockbuster and shall, at Viacom's direction, promptly take any and all actions necessary or desirable to consummate such transactions.

          Section 2.02.  The Split-Off.  Viacom currently intends, following the
                         -------------
consummation of the IPO, to complete the Split-Off at a date after September 29, 1999. Viacom shall, in its sole and absolute discretion, determine whether to proceed with all or part of the Split-Off and all terms of the Split-Off, including, without limitation, the form, structure and terms of any transaction(s) and/or offering(s) to effect the Split-Off and the timing of and conditions to the consummation of the Split-Off. In addition, Viacom may at any time and from time to time until the completion of the Split-Off abandon, modify or change any or all of the terms of the Split-Off, including, without limitation, by accelerating or delaying the timing of the consummation of all or part of the Split-Off. Blockbuster shall cooperate with Viacom in all commercially reasonable respects to accomplish the Split-Off and shall, at Viacom's direction, promptly take any and all actions necessary or desirable to effect the Split-Off, including, without limitation, the registration under the Securities Act of Blockbuster Common Stock on an appropriate registration form or forms to be designated by Viacom. Viacom shall select any investment banker(s) and manager(s) in connection with the Split-Off, as well as any other institutions providing services in connection with the Split-Off.

          Section 2.03.  Certain Stockholder Matters.  From and after the
                         ---------------------------
distribution of Blockbuster Common Stock in connection with any transaction(s) included as part of the

Split-Off and until such Blockbuster Common Stock is duly transferred in accordance with applicable law, Blockbuster shall regard the Persons receiving Blockbuster Common Stock in such transaction(s) as record holders of Blockbuster Common Stock in accordance with the terms of such transaction(s) without requiring any action on the part of such Persons. Blockbuster agrees that, subject to any transfers of such stock, (a) each such holder shall be entitled to receive all dividends payable on, and exercise voting rights and all other rights and privileges with respect to, the shares of Blockbuster Common Stock then held by such holder and (b) each such holder shall be entitled, without any action on the part of such holder, to receive one or more certificates representing, or other evidence of ownership of, the shares of Blockbuster Common Stock then held by such holder. Viacom shall cooperate, and shall instruct the Viacom Transfer Agent to cooperate, with Blockbuster and the Blockbuster Transfer Agent, and Blockbuster shall cooperate, and shall instruct the Blockbuster Transfer Agent to cooperate, with Viacom and the Viacom Transfer Agent, in connection with all aspects of the Split-Off and all other matters relating to the issuance and delivery of certificates representing, or other evidence of ownership of, the shares of Blockbuster Common Stock distributed to the holders of Viacom Common Stock in connection with any transaction(s) included as part of the Split-Off. Following the Split-Off, Viacom shall promptly, but in no event no later than two business days thereafter, instruct the Viacom Transfer Agent to deliver to the Blockbuster Transfer Agent true, correct and complete copies of the stock and transfer records reflecting the holders of Viacom Common Stock receiving shares of Blockbuster Common Stock in connection with any transaction(s) included as part of the Split-Off.

          Section 2.04.  Prior Relationship.  Blockbuster, with respect to
                         ------------------
Blockbuster and its Affiliates, and Viacom, with respect to Viacom and its Affiliates, agree to take all commercially reasonable action to discontinue their respective uses as promptly as is commercially reasonable of any printed material that indicates an ownership or other relationship between or among Viacom and Blockbuster or any of their respective Affiliates that has changed as a result of the IPO, the Split-Off or any other transactions contemplated hereby; provided that this Section 2.04 shall not prohibit the use of printed
        --------
material containing appropriate and accurate references to such relationship.

          Section 2.05.  Further Assurances Regarding the Split-Off.  In
                         ------------------------------------------
addition to the actions specifically provided for elsewhere in this Agreement, Blockbuster shall, at Viacom's direction, use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things commercially reasonably necessary, proper or expeditious under applicable laws, regulations and agreements in order to consummate and make effective the Split-Off as promptly as reasonably practicable. Without limiting the generality of the foregoing, Blockbuster shall, at Viacom's direction, cooperate with Viacom, and execute and deliver, or use all commercially reasonable efforts to cause to have executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to make all filings with, and to obtain all consents, approvals or authorizations of, any domestic or foreign governmental or regulatory authority requested by Viacom in order to consummate and make effective the Split-Off.

                                  ARTICLE III
                                   EXPENSES

          Section 3.01.  General.  Except as otherwise provided in this
                         -------
Agreement, the Ancillary Agreements or any other agreement between the parties relating to the IPO or the Split-Off, all costs and expenses of either party hereto in connection with the IPO and the Split-Off shall be paid by the party that incurs such costs and expenses.

          Section 3.02.  Certain Expenses Relating to the IPO and any Other
                         --------------------------------------------------
Primary Offerings by Blockbuster.  Except for the fees and disbursements related
--------------------------------
to Viacom's counsel, accountants and other advisors, Blockbuster shall pay or cause to be paid all third party expenses relating to the IPO or any other primary offering by Blockbuster prior to the Split-Off Date, including (i) the preparation, printing and filing of the IPO Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto or any other registration statements, (ii) the preparation, printing and delivery to any underwriters of any underwriting agreement, any agreement among underwriters and any other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Blockbuster Common Stock or any other securities of Blockbuster, (iii) the preparation, issuance and delivery of the certificates for the Blockbuster Common Stock or any other securities of Blockbuster to any underwriters or any other purchasers, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Blockbuster Common Stock or any other securities of Blockbuster to any underwriters or any other securities, (iv) the qualification of the Blockbuster Common Stock or any other securities of Blockbuster under the securities laws in accordance with any state (Blue Sky laws), including filing fees and the reasonable fees and disbursements of counsel for any underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (v) the printing and delivery to any underwriters of copies of each preliminary prospectus, any term sheets and of the final prospectus and any amendments or supplements thereto, (vi) the preparation, printing and delivery to any underwriters of copies of the Blue Sky Survey and any supplement thereto, (vii) the fees and expenses of any transfer agent or registrar for the Blockbuster Common Stock or any other securities of Blockbuster, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to any underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Blockbuster Common Stock or any other securities of Blockbuster and (ix) the fees and expenses incurred in connection with the listing of the Blockbuster Common Stock or any other securities of Blockbuster on the New York Stock Exchange, any other national securities exchange or any national over the counter quotation system.

          Section 3.03.  Certain Expenses Relating to the Split-Off.   Except
                         ------------------------------------------
for the fees and disbursements related to Blockbuster's counsel, accountants and other advisors, Viacom shall pay or cause to be paid all third party expenses relating to the Split-Off, including (i) the fees and expenses of the underwriter or dealer-manager, (ii) the preparation, printing, filing (including under federal and state securities laws), mailing and publishing of the offering materials relating to the Blockbuster Common Stock, (iii) the preparation, printing and delivery of any certificates or documents entered into in connection with the Split-Off,
(iv) the fees and expenses of any exchange agent, information agent, transfer agent or registrar for the Blockbuster Common Stock, (v) the fees and expenses incurred in connection with the listing of the Blockbuster Common Stock with the NASD or the New York Stock Exchange, any other national securities exchange or any national over the counter quotation system, if applicable and (vi) any other fees incurred in connection with the Split-Off.


                                  ARTICLE IV
                             ACCESS TO INFORMATION

          Section 4.01.  Restrictions on Disclosure of Information.  (a)
                         -----------------------------------------
Without limiting any rights or obligations under any other agreement between or among the parties hereto and/or any of their respective Affiliates relating to confidentiality, for a period of three years following the date hereof, each of the parties hereto agrees that it shall not, and shall not permit any of its Affiliates or Representatives to, disclose any Confidential Information to any Person, other than to such Affiliates or Representatives on a need-to-know basis in connection with the purpose for which the Confidential Information was originally disclosed. Such Information shall no longer be deemed Confidential Information, to the extent that it is or was (i) in the public domain other than by the breach of this Agreement or by breach of any other agreement between or among the parties hereto and/or any of their respective Affiliates, (ii) available to such party outside the context of the Prior Relationship on a nonconfidential basis prior to its disclosure by the other party, (iii) lawfully acquired outside the context of the Prior Relationship on a nonconfidential basis or independently developed by, or on behalf of, such party by Persons who do not have access to, or descriptions of, any such Confidential Information,
(iv) required to be disclosed by law, governmental order or the rules and regulations of the SEC, or (v) mutually agreed to by the parties.

          (b) Each of the parties hereto shall maintain, and shall cause its respective Affiliates to maintain, policies and procedures, and develop such further policies and procedures as shall from time to time become necessary or appropriate, to ensure compliance with this Section 4.01.

          Section 4.02.  Legally Required Disclosure of Confidential
                         -------------------------------------------
Information. If any of the parties to this Agreement or any of their respective Affiliates or Representatives become legally required to disclose any Confidential Information, such disclosing party shall promptly notify the party owning the Confidential Information (the "Owning Party") and shall use all
                                          ------------
commercially reasonable efforts to cooperate with the Owning Party so that the Owning Party may seek a protective order or other appropriate remedy and/or waive compliance with this Section 4.02. All expenses reasonably incurred in seeking a protective order or other remedy shall be borne by the Owning Party. If such protective order or other remedy is not obtained, or if the Owning Party waives compliance with this Section 4.02, the disclosing party or its Affiliate or Representative, as applicable, shall (a) disclose only that portion of the Confidential

Information it is compelled by law to disclose, (b) use all commercially reasonable efforts to obtain reliable assurance requested by the Owning Party that confidential treatment will be accorded such Confidential Information, and
(c) promptly provide the Owning Party with a copy of the Confidential Information so disclosed, in the same form and format so disclosed, together with a description of all Persons to whom such Confidential Information was disclosed.

          Section 4.03.  Access to Information.  (a)  During the Retention
                         ---------------------
Period, each of the parties hereto shall cooperate with and afford, and shall cause their respective Affiliates, Representatives, Subsidiaries, successors and/or assignees, and shall use reasonable efforts to cause joint ventures that are not Affiliates (collectively, "Related Parties") to cooperate with, and
                                   ---------------
afford to the other party, reasonable access upon reasonable advance written request to all information (other than information created after the Split-Off Date (i) the disclosure of which would have the effect of waiving a legal privilege, or (ii) which is the subject of a confidentiality agreement between such party and a third party which prohibits disclosure to the other party, provided that such party shall use all commercially reasonable efforts to obtain
--------
such third party's consent to disclosure of such information) within such party's or any Related Party's possession. Access to the requested information shall be provided so long as it relates to the requesting party's (the

"Requestor") assets, business and operations, and access is reasonably required
----------
by the Requestor as a result of the parties' Prior Relationship for purposes of auditing, accounting, claims or litigation (except for claims or litigation between the parties hereto), employee benefits, regulatory or tax purposes or fulfilling disclosure or reporting obligations including, without limitation, information reasonably necessary for the preparation of reports required by or filed under the Securities Act or the Exchange Act with respect to any period entirely or partially prior to the Split-Off Date or any other reasonable purpose.

          (b) Each party agrees to cooperate fully to allow access to each others employees (i) to the extent that they are reasonably necessary to discuss and explain all requested Information with and to the requesting party and (ii) with respect to any claims brought against the other involving the conduct of the Blockbuster Business prior to the Split-Off Date.

          Section 4.04.  Record Retention.  (a)  Books and Records.  Viacom and
                         ----------------
Blockbuster shall preserve and keep all of their respective books and records in the possession of such party or its Related Parties, whether in electronic form or otherwise, for no less than the later of (i) the record retention policy of Viacom and Blockbuster as in effect as of the Split-Off Date or (ii) any period as may be required by any laws, regulations or rulings promulgated thereunder of any jurisdiction (or of any political subdivision or taxing authority thereof) (the "Retention Period"), at such party's sole cost and expense. Viacom shall
      ----------------
deliver to Blockbuster on the Split-Off Date any and all original corporate organization books that Viacom has in its possession relating solely to the Blockbuster Business, copies of which Viacom may retain at its own expense.
Upon reasonable prior written request, Viacom and Blockbuster shall deliver to the other copies of any and all books and records that Viacom or Blockbuster, as the case may be, has in its possession relating to the Blockbuster Business.

                                   ARTICLE V
                                   COVENANTS

          Section 5.01.  Financial and Other Information.  Blockbuster (and
                         -------------------------------
Viacom with respect to clause (xii) below) agrees that, for so long as Viacom is required to consolidate Blockbuster's results of operations and financial position (determined in accordance with generally accepted accounting principles consistently applied):

          (i) Blockbuster shall, and shall cause each of its Subsidiaries to, maintain a system of internal accounting controls in accordance with generally accepted accounting principles and SEC and tax related requirements that will provide reasonable assurance that Blockbuster's and such Subsidiaries' books, records and accounts fairly reflect all transactions and dispositions of assets.

          (ii) Blockbuster shall, and shall cause each of its Subsidiaries to, maintain a fiscal year which commences and ends on the same dates as does Viacom's fiscal year of each calendar year.

          (iii) As soon as practicable, and in any event within ten Business Days after the end of each month in each fiscal year of Blockbuster, Blockbuster shall deliver to Viacom (a) a monthly consolidated income statement and related schedules for Blockbuster and its Subsidiaries and
     (b) a year-to-date consolidated income statement and related schedules for Blockbuster and its Subsidiaries. As soon as practicable, and in any event within 20 Business Days (x) after the end of each of the first three quarters in each fiscal year of Blockbuster, and (y) after the end of each such fiscal year, Blockbuster shall deliver to Viacom a consolidated balance sheet and related schedules and statement of cash flows and related schedules for Blockbuster and its Subsidiaries for such fiscal quarter or year end, as the case may be.

          (iv) As soon as practicable, and in any event within 35 days after the end of each of the first three quarters in each fiscal year of Blockbuster and no later than ten days before Blockbuster intends to file its Quarterly Financial Statements (as defined below) with the SEC, Blockbuster shall deliver to Viacom drafts of (A) the consolidated financial statements of Blockbuster and its Subsidiaries (and notes thereto) for such periods and for the period from the beginning of the current fiscal year to the end of such quarter, setting forth in each case in comparative form for each such fiscal quarter of Blockbuster the consolidated figures (and notes thereto) for the corresponding quarter and periods of the previous fiscal year and all in reasonable detail and prepared in accordance with Article 10 of Regulation S-X, and (B) a discussion and analysis by management of Blockbuster's and its Subsidiaries' financial condition and results of operations for such fiscal period, including, without limitation, an explanation of any material adverse change, all in reasonable detail and prepared in accordance with
     Item 303(b) of Regulation S-K. The information set forth in subsections (A) and (B) above is herein referred to as the

     "Quarterly Financial Statements."  No later than the earlier of (x) two
     -------------------------------
     Business Days prior to the date Blockbuster publicly files the Quarterly Financial Statements with the SEC or otherwise makes such Quarterly Financial Statements publicly available or (y) two Business Days prior to the date on which Viacom has notified Blockbuster that it intends to file its quarterly financial statements with the SEC, Blockbuster shall deliver to Viacom the substantially final form of the Quarterly Financial Statements certified by the chief financial officer of Blockbuster as presenting fairly, in all material respects, the financial condition and results of operations of Blockbuster and its Subsidiaries; provided that
                                                                --------
     Blockbuster and Viacom shall actively consult with each other regarding any changes (whether or not substantive) which Blockbuster may consider making to its Quarterly Financial Statements and related disclosures prior to the filing with the SEC. In addition to the foregoing, no (a) Quarterly Financial Statement or (b) any other document which refers, or contains information with respect, to the ownership of Blockbuster by Viacom, the separation of Blockbuster from Viacom or the Split-Off shall be filed with the SEC or otherwise made public by Blockbuster or any of its Subsidiaries without the prior consent of Viacom which shall not be unreasonably withheld. In any event, Blockbuster shall deliver to Viacom its final Quarterly Report on Form 10-Q no later than 45 days after the end of each of the first three quarters in each fiscal year of Blockbuster. If the time period required by the SEC for Blockbuster to file its Quarterly Report on Form 10-Q is changed, Blockbuster and Viacom shall renegotiate in good faith to set more appropriate time periods relating to the dates as set forth in this Section 5.01(iv). As soon as practicable but in no event two Business Days prior to issuance, Blockbuster shall deliver to Viacom copies of substantially final drafts of all of its quarterly earnings releases. In addition, within such two day period, Blockbuster shall actively consult with Viacom regarding any changes (other than typographical or other similar minor changes) to such substantially final drafts. Immediately following the issuance thereof, Blockbuster shall deliver to Viacom final copies of such earnings releases. Viacom shall determine, in its sole discretion, the timing of Blockbuster's quarterly earnings releases, provided that Blockbuster and Viacom will consult with
                        --------
     each other on such timing if the senior management of Blockbuster notifies Viacom that Blockbuster is required by law as advised by its counsel not to release its earnings at such time as initially determined by Viacom.

          (v) Blockbuster shall deliver to Viacom as soon as practicable, and in any event within 60 days after the end of each fiscal year of Blockbuster and no later than 15 days before Blockbuster intends to file its Annual Financial Statements with the SEC, (A) drafts of the consolidated financial statements of Blockbuster (and notes thereto) for such year, setting forth in each case in comparative form the consolidated figures (and notes thereto) for the previous fiscal year and all in reasonable detail and prepared in accordance with Regulation S-X and (B) a discussion and analysis by management of Blockbuster's and its Subsidiaries' financial condition and results of operations for such year, including, without limitation, an explanation of any material adverse change, all in reasonable detail and prepared in accordance with Item 303(a) of Regulation S-K. The information set forth in (A) and (B) above is herein referred to as the "Annual Financial
                                ----------------

     Statements." Blockbuster shall deliver to Viacom all material revisions to
     -----------
     such drafts as soon as any such revisions are prepared or made. No later than the earlier of (x) five Business Days prior to the date Blockbuster publicly files the Annual Financial Statements with the SEC or otherwise makes such Annual Financial Statements publicly available or (y) five Business Days prior to the date on which Viacom has notified Blockbuster that it intends to file its annual financial statements with the SEC, Blockbuster shall deliver to Viacom the final form of the Annual Financial Statements certified by the chief financial officer of Blockbuster as presenting fairly, in all material respects, the financial condition and results of operations of Blockbuster and its Subsidiaries; provided that
                                                                --------
     Blockbuster and Viacom shall actively consult with each other regarding any changes (whether or not substantive) which Blockbuster may consider making to its Annual Financial Statements and related disclosures prior to the filing with the SEC. In addition to the foregoing, no (a) Annual Financial Statement or (b) any other document which refers, or contains information with respect, to the ownership of Blockbuster by Viacom, the separation of Blockbuster from Viacom or the Split-Off shall be filed with the SEC or otherwise made public by Blockbuster or any of its Subsidiaries without the prior consent of Viacom which shall not be unreasonably withheld. In any event, Blockbuster shall deliver to Viacom its final Annual Report on Form 10-K no later than 90 days after the end of each fiscal year of Blockbuster. If the time period required by the SEC for Blockbuster to file its Annual Report on Form 10-K is changed, Blockbuster and Viacom shall renegotiate in good faith to set more appropriate time periods relating to the dates as set forth in this Section 5.01(v). As soon as practicable but in no event two Business Days prior to issuance, Blockbuster shall deliver to Viacom copies of substantially final drafts of its annual earnings releases. In addition, within such two day period, Blockbuster shall actively consult with Viacom regarding any changes (other than typographical or other similar minor changes) to such substantially final drafts. Immediately following the issuance thereof, Blockbuster shall deliver to Viacom final copies of the earnings release. Viacom shall determine, in its sole discretion, the timing of Blockbuster's annual earnings release, provided, that Blockbuster and Viacom will consult with
                       --------
     each other on such timing if the senior management of Blockbuster notifies Viacom that Blockbuster is required by law as advised by its counsel not to release its earnings at such time as initially determined by Viacom.

          (vi) Blockbuster shall deliver to Viacom all Quarterly and Annual Financial Statements of each Subsidiary of Blockbuster which is itself required to file financial statements with the SEC or otherwise make such financial statements publicly available, with such financial statements to be provided in the same manner and detail and on the same time schedule as those financial statements of Blockbuster required to be delivered to Viacom pursuant to this Section 5.01.

          (vii) All information provided by Blockbuster or any of its Subsidiaries to Viacom pursuant to Sections 5.01(iii) through (vi) inclusive shall be consistent in terms of format and detail and otherwise with the procedures in effect on the date hereof with respect to the provision of such financial information by the Blockbuster Business and/or Blockbuster and its Subsidiaries, as applicable, to Viacom (and, where appropriate, as presently presented in financial reports to Viacom's Board of Directors), with such changes therein as may be requested by Viacom from time to time consistent with changes in reporting by sectors and Subsidiaries of Viacom in accordance with generally accepted accounting principles.

          (viii) Blockbuster and each of its Subsidiaries which files information with the SEC shall deliver to Viacom: (A) as soon as the same are prepared, substantially final drafts of (x) all reports, notices and proxy and information statements to be sent or made available by Blockbuster or any of its Subsidiaries to their security holders, (y) all regular, periodic and other reports to be filed under Sections 13, 14 and 15 of the Exchange Act (including current reports on Form 8-K and annual reports to stockholders), and (z) all registration statements and prospectuses to be filed by Blockbuster or any of its Subsidiaries with the SEC or any securities exchange pursuant to the listed company manual (or similar requirements) of such exchange (collectively, the documents identified in clauses (x), (y) and (z) are referred to herein as "Blockbuster Public Documents"); and (B) as soon as practicable, but in no
     -----------------------------
     event later than four Business Days prior to the date the same are printed, sent or filed, whichever is earliest, substantially final drafts of all such Blockbuster Public Documents; provided that Blockbuster and Viacom
                                        --------
     shall actively consult with each other regarding any changes (whether or not substantive) which Blockbuster may consider making to any of its Blockbuster Public Documents and related disclosures prior to any anticipated filing with the SEC. In addition to the foregoing, no (a) Blockbuster Public Document or (b) any other document which refers, or contains information with respect, to the ownership of Blockbuster by Viacom, the separation of Blockbuster from Viacom or the Split-Off shall be filed with the SEC or otherwise made public by Blockbuster or any of its Subsidiaries without the prior consent of Viacom which consent shall not unreasonably be withheld.

          (ix) Blockbuster shall, as promptly as practicable, deliver to Viacom copies of all annual and other budgets and financial projections (consistent in terms of format and detail and otherwise with the procedures in effect on the date hereof) relating to Blockbuster or any of its Subsidiaries and shall provide Viacom an opportunity to meet with management of Blockbuster to discuss such budgets and projections.

          (x) With reasonable promptness, Blockbuster shall deliver to Viacom such additional financial and other information and data with respect to Blockbuster and its Subsidiaries and their business, properties, financial positions, results of operations and prospects as from time to time may be reasonably requested by Viacom.

          (xi) Except with respect to Blockbuster's quarterly and annual earnings releases, Blockbuster shall deliver to Viacom as soon as practicable but in no event two Business Days prior to issuance, copies of substantially final drafts of all press releases and other statements to be made available by Blockbuster or any of its Subsidiaries to employees of Blockbuster or any of its Subsidiaries or to the public concerning material developments in the business, properties, earnings, results of operations, financial condition or prospects of Blockbuster or any of its Subsidiaries or the relationship between (A) Blockbuster or any of its Subsidiaries and (B) Viacom or any of its Affiliates. In addition, within such two day period, prior to the issuance of any such press release or public statement, Blockbuster shall actively consult with Viacom regarding any changes (other than typographical or other similar minor changes) to such substantially final drafts. Immediately following the issuance thereof, Blockbuster shall deliver to Viacom copies of final drafts of all press releases and other public statements.

          (xii) Viacom and Blockbuster shall cooperate fully, and cause their respective accountants to cooperate fully, to the extent requested by the other party in the preparation of the other party's public earnings releases, annual reports on Form 10-K, quarterly reports on Form 10-Q, any current reports on Form 8-K and any other proxy, information and registration statements, reports, notices, prospectuses and any other filings made by Viacom or Blockbuster with the SEC, any national securities exchange or otherwise made publicly available (collectively, "Viacom Public
                                                                   -------------
     Filings" and the "Blockbuster Public Filings" and together, the "Public
     -------           --------------------------                     ------
     Filings").  Viacom and Blockbuster agree to provide to each other all
     -------
     information that the other party reasonably requests in connection with any Public Filings or that, in the judgment of either party's, is required to be disclosed or incorporated by reference therein under any law, rule or regulation. Such information shall be provided by such party in a timely manner on the dates requested by the other party (which may be earlier than the dates on which such party otherwise would be required hereunder to have such information available) to enable the other party to prepare, print and release all Public Filings on such dates as such party shall determine. Viacom and Blockbuster shall use its reasonable best efforts to cause their respective accountants to consent to any reference to them as experts in any Public Filing required under any law, rule or regulation. If and to the extent requested by either party, the other party shall diligently and promptly review all drafts of such Public Filing and prepare in a diligent and timely fashion any portion of such Public Filing pertaining to that party. Prior to any printing or public release of any Public Filing, an appropriate executive officer of Viacom or Blockbuster shall, if requested by the other party, certify that the information provided by such party relating to such party, its Affiliates or its business in such Public Filing is accurate, true and correct in all material respects. Unless required by law, rule, regulation or generally accepted accounted principle, Blockbuster shall not publicly release any financial or other information which significantly conflicts with the information with respect to Blockbuster, any of its Affiliates or the Blockbuster Business that is included in any Viacom Public Filing without Viacom's prior written consent. Prior to the release or filing thereof, Viacom and Blockbuster shall provide each other with a draft of any portion of a Public Filing containing information relating to the other party and its Subsidiaries and shall give such party an opportunity to review such information and comment thereon; provided that the other party shall
                                      --------
     determine in its sole discretion the final form and content of all Public Filings.

          (xiii) Blockbuster shall not change its independent certified public accountants ("Blockbuster's Auditors") without Viacom's prior consent.
                   ----------------------

          (xiv) Blockbuster shall use its reasonable best efforts to enable the Blockbuster Auditors to complete their audit such that they will date their opinion on Blockbuster's audited annual financial statements on the same date that Viacom's independent certified public accountants ("Viacom's
                                                                        --------
     Auditors") date their opinion on Viacom's audited annual financial
     --------
     statements (the "Viacom Annual Statements"), and to enable Viacom to meet
                      ------------------------
     its timetable for the printing, filing and public dissemination of the Viacom Annual Statements.

          (xv) Blockbuster shall authorize Blockbuster's Auditors to make available to Viacom's Auditors both the personnel who performed or are performing the annual audit of Blockbuster and work papers related to the annual audit of Blockbuster, in all cases within a reasonable time prior to Blockbuster's Auditors' opinion date, so that Viacom's Auditors are able to perform the procedures they consider necessary to take responsibility for the work of Blockbuster's Auditors as it relates to Viacom's Auditors' report on Viacom's statements, all within sufficient time to enable Viacom to meet its timetable for the printing, filing and public dissemination of the Viacom Annual Statements.

          (xvi) Blockbuster shall provide Viacom's internal auditors access to Blockbuster's and its Subsidiaries, books and records so that Viacom may conduct reasonable audits relating to the financial statements provided by Blockbuster pursuant hereto as well as to the internal accounting controls and operations of Blockbuster and its Subsidiaries.

          (xvii) Blockbuster shall give Viacom as much prior notice as is reasonably practical of any proposed determination of, or any changes in, its accounting estimates or accounting principles from those in effect on the date hereof. Blockbuster will consult with Viacom and, if requested by Viacom, Blockbuster will consult with Viacom's independent public accountants with respect thereto. Blockbuster will not make such determination or changes without Viacom's prior consent, which shall not be unreasonably withheld.

          (xviii) Notwithstanding clause (xvii) above, Blockbuster shall make any changes in its accounting estimates or accounting principles that are requested by Viacom in order for Blockbuster's accounting estimates and principles to be consistent with those of Viacom.

Nothing in this Section 5.01 shall require Blockbuster to violate any agreement with any of its customers, suppliers or other third parties regarding the confidentiality of commercially sensitive information relating to that customer, suppliers or other third parties or its business; provided that in the event
                                                  --------
that Blockbuster is required under this Section 5.01 to disclose any such information, Blockbuster shall use all commercially reasonable efforts to seek to obtain such customer's, suppliers' or other third parties, consent to the disclosure of such information.

          For the purposes of these covenants, Viacom and Blockbuster understand and appreciate that their mutual interests will be best served by effecting a rapid and fair resolution of any claims or disputes which may arise out of this
Section 5.01. Therefore, each party agrees to use its reasonable best efforts to resolve all such disputes as rapidly as possible on a fair and equitable basis. Toward this end, each party agrees to develop and follow a process for presenting, rapidly assessing, and settling claims and other disputes on a fair and equitable basis. If any dispute or claim arising under this Section 5.01 cannot be readily resolved by the parties, the parties agree to refer the matter to the chief financial officers of each party who shall meet and attempt to resolve the dispute within fifteen days from the date the dispute was brought before their attention. If any dispute or claim arising under this Section 5.01 cannot be resolved by chief financial officers, the parties agree to refer the matter to a senior auditing partner of a nationally recognized accounting firm not currently providing services to either party.

          Section 5.02.  No Violations.  (a)  For so long as the Ownership
                         -------------
Percentage is equal to or greater than 50%, Blockbuster covenants and agrees that it will not take any action or enter into any commitment or agreement which may reasonably be anticipated to result, with or without notice and with or without lapse of time or otherwise, in a contravention or event of default by any of its Affiliates of (i) any provisions of applicable law or regulation, including but not limited to provisions pertaining to the Code or the Employee Retirement Income Security Act of 1974, as amended, (ii) any provision of Viacom's certificate of incorporation or bylaws, (iii) any credit agreement or other material agreements (including agreements relating to covenants not to compete) binding upon Viacom or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over Viacom or any of its respective assets.

          (b) Blockbuster and Viacom agree to provide to the other any information and documentation requested by the other for the purpose of evaluating and ensuring compliance with Section 5.02(a) hereof.

          (c) Notwithstanding the foregoing Section 5.01, nothing in this Agreement is intended to limit or restrict in any way Viacom's right's as a stockholder of Blockbuster.

          Section 5.03.  Other Agreements.  On or prior to the consummation of
                         ----------------
the IPO, Viacom and Blockbuster shall have executed and delivered to each other each of the Ancillary Agreements.

                                  ARTICLE VI
                           ASSIGNMENT AND ASSUMPTION

          Section 6.01.  Assignment of Obligations.  Pursuant to the assignment
                         -------------------------
provision of Section 10.07 of the Wherehouse Stock Purchase Agreement, Viacom International hereby transfers, conveys, sets over and assigns to Blockbuster any and all rights under the Wherehouse Stock Purchase Agreement and any ancillary agreements executed in connection therewith.

          Section 6.02.  Assumption of Obligations.  Blockbuster hereby
                         -------------------------
undertakes, assumes and agrees to perform all of the duties, obligations and liabilities of Viacom International under the Wherehouse Stock Purchase Agreement and any ancillary agreements executed in connection therewith.

          Section 6.03.  Assignment of Certain Employment Agreements.  On or
                         -------------------------------------------
about the Split-Off Date, Viacom will transfer, convey, set over and assign to Blockbuster any and all employment agreements between "Blockbuster Entertainment Group, a business unit of Viacom," and the employees who are a party to such employment agreements.

          Section 6.04.  Assumption of Certain Employment Agreements.  On or
                         -------------------------------------------
about the Split-Off Date, Blockbuster will undertake, assume and agree to perform all of the duties, obligations and liabilities of "Blockbuster Entertainment Group, a business unit of Viacom," under the employment agreements referred to in Section 6.03 herein.


                                  ARTICLE VII
                                    OPTIONS

          Section 7.01.  Options.  (a)  Blockbuster hereby grants to Viacom
                         -------
International, on the terms and conditions set forth herein, a continuing right (the "Blockbuster Class B Common Stock Option") to purchase from Blockbuster, at
      ---------------------------------------
the times set forth herein, such number of shares of Blockbuster Class B Common Stock as is necessary to allow the Viacom International to maintain the Ownership Percentage. The exercise price for the shares of Blockbuster Class B Common Stock purchased pursuant to the Blockbuster Class B Common Stock Option shall be the Market Price of the Blockbuster Class A Common Stock as of the date of first delivery of notice of exercise of the Blockbuster Class B Common Stock Option by Viacom International to Blockbuster.

          (b) The provisions of Section 7.01(a) hereof notwithstanding, the Blockbuster Class B Common Stock Option granted pursuant to Section 7.01(a) shall not apply and shall not be exercisable in connection with the issuance by Blockbuster of any shares of Blockbuster Common Stock pursuant to any stock option or other executive or employee benefit or compensation plan maintained by Blockbuster, so long as, from and after the date hereof and prior to the issuance of such shares, Blockbuster or Viacom International has repurchased from shareholders and Blockbuster has not subsequently reissued a number of shares equal or greater to the number of shares to be issued in any such issuance.

          (c) Blockbuster hereby grants to Viacom International, on the terms and conditions set forth herein, a continuing right (the "Nonvoting Stock
                                                          ---------------
Option" and, together with the Blockbuster Class B Common Stock Option, the

"Options") to purchase from Blockbuster, at the times set forth herein, such
--------
number of shares of Nonvoting Stock as is necessary to allow the Viacom International to own 80 percent of each class of outstanding Nonvoting Stock. The exercise price for the shares of Nonvoting Stock purchased pursuant to the Nonvoting Stock Option shall be the price at which such Nonvoting Stock is then being sold to third parties, or, if no Nonvoting Stock is being sold, the fair market value thereof as determined in good faith by an independent investment advisor.

          Section 7.02.  Notice.  At least two business days prior to the
                         ------
issuance of any shares of Blockbuster Common Stock (other than in connection with the IPO, including the full exercise of all underwriters' over-allotment options granted in connection therewith and other than issuances of Blockbuster Common Stock Viacom International) or the first date on which any event could occur that, in the absence of a full or partial exercise of the Blockbuster Class B Common Stock Option, would result in a reduction in the Ownership Percentage, Blockbuster will notify Viacom International in writing (a

"Blockbuster Class B Common Stock Option Notice") of any plans it has to issue
-----------------------------------------------
such shares or the date on which such event could first occur. At least two business days prior to the issuance of any shares of Nonvoting Stock (other than issuances of Nonvoting Stock to Viacom International) or the first date on which any event could occur that, in the absence of a full or partial exercise of the Nonvoting Stock Option, would result in the Viacom International owning less than 80 percent of each class of outstanding Nonvoting Stock, Blockbuster will notify Viacom International in writing (a "Nonvoting Stock Option Notice" and,
                                           -----------------------------
together with a Blockbuster Class B Common Stock Option Notice, an "Option
                                                                    ------
Notice") of any plans it has to issue such shares or the date on which such
------
event could first occur. Each Option Notice must specify the date on which Blockbuster intends to issue such additional shares or on which such event could first occur (such issuance or event being referred to herein as an "Issuance
                                                                    --------
Event" and the date of such issuance or event as an "Issuance Event Date"), the
-----                                                -------------------
number of shares Blockbuster intends to issue or may issue and the other terms and conditions of such Issuance Event.

          Section 7.03.  Option Exercise and Payment.  The Blockbuster Class B
                         ---------------------------
Common Stock Option may be exercised by Viacom International for a number of shares equal to or less than the number of shares that are necessary for the Viacom International to maintain, in the aggregate, the then-current Ownership Percentage. The Nonvoting Stock Option may be exercised by Viacom International for a number of shares equal to or less than the number of shares that are necessary for the Viacom International to own, in the aggregate, 80 percent of each class of outstanding Nonvoting Stock. Each Option may be exercised at any time after receipt of an applicable Option Notice and prior to the applicable Issuance Event Date by the delivery to Blockbuster of a written notice to such effect specifying (i) the number of shares of

Blockbuster Class B Common Stock or Nonvoting Stock, as the case may be, to be purchased by Viacom International and (ii) a calculation of the exercise price for such shares. Upon any such exercise of either Option, Blockbuster will, prior to the applicable Issuance Event Date, deliver to Viacom International, against payment therefor, certificates (issued in the name of Viacom International) representing the shares of Blockbuster Class B Common Stock or Nonvoting Stock, as the case may be, being purchased upon such exercise. Payment for such shares shall be made by wire transfer or intrabank transfer of immediately-available funds to such account as shall be specified by Blockbuster, for the full purchase price for such shares.

          Section 7.04.  Effect of Failure to Exercise.  Except as provided in
                         -----------------------------
Section 7.06, any failure by Viacom International to exercise either Option, or any exercise for less than all shares purchasable under either Option, in connection with any particular Issuance Event shall not affect Viacom International's right to exercise the relevant Option in connection with any subsequent Issuance Event.

          Section 7.05.  IPO.  Notwithstanding the foregoing, Viacom
                         ---
International shall not be entitled to exercise the Blockbuster Class B Common Stock Option in connection with the IPO of the Blockbuster Class A Common Stock if, upon the completion of the IPO, including the full exercise of all underwriters' over-allotment options granted in connection therewith, the Ownership Percentage would be greater than 80%.

          Section 7.06.  Termination of Options.  The Options shall terminate
                         ----------------------
upon the occurrence of any Issuance Event that, after considering Viacom International's response thereto and to any other Issuance Events, results in the Ownership Percentage being less than 45%, other than any Issuance Event in violation of this Agreement.


                                 ARTICLE VIII
                                INDEMNIFICATION

          Section 8.01.  Indemnification Procedures.  (a)  The indemnification
                         --------------------------
procedures set forth in Section 8.01(b) herein are applicable to any indemnity granted pursuant to the Ancillary Agreements (other than the Tax Matters Agreement).

          (b) If a claim or demand is made against an Indemnified Party by any Person who is not a party to the Ancillary Agreements (a "Third Party Claim") as
                                                          -----------------
to which such Indemnified Party is entitled to indemnification pursuant to the Ancillary Agreements, such Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim, as promptly as practicable, but in any event no later than 15 days of the receipt by the Indemnified Party of such notice;

provided, however, that the failure to provide such notice shall not release the
--------  -------
Indemnifying Party from any of its obligations under the Ancillary Agreements except to the extent the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or liability that it may have to any Indemnified Party otherwise than under the Ancillary Agreements. If the Indemnifying Party acknowledges in writing its obligations to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then such Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice, subject to the approval of the Indemnified Party (which approval shall not be unreasonably withheld or delayed), if it gives notice of its intention to do so to the Indemnified Party within 15 business days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist
       --------  -------
a conflict of interest that would make it inappropriate in the reasonable judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required to participate in such defense, at the expense of the Indemnifying Party. In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party, subject to reimbursement of reasonable out-of-pocket expenses. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party all such witnesses, records, materials and information in the Indemnifying Party's possession or under the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party, subject to reimbursement of reasonable out-of-pocket expenses. No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party (which shall not be unreasonably withheld or delayed) unless such settlement is solely for money and includes an unconditional release of each Indemnified Party from any and all Losses arising out of such action, claim, suit or proceeding and would not otherwise adversely affect the Indemnified Party. No such Third Party Claim may be settled by the Indemnified Party without the prior written consent of the Indemnifying Party which shall not be unreasonably withheld or delayed.

          Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense of any Third Party Claim and shall be liable for the fees and expenses of counsel incurred by the Indemnified Party in defending such Third Party Claim if the Third Party Claim seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnified Party which the Indemnified Party reasonably determines, after conferring with its counsel, cannot be separated from any related claim for money damages. If such equitable relief or other relief portion of the Third Party Claim can be so separated from that for money damages, the Indemnifying Party shall be entitled to assume the defense of the portion relating to money damages.

                                  ARTICLE IX
            CONDITION TO CONSUMMATION OF TRANSACTIONS; TERMINATION

          Section 9.01.  Condition.  Consummation of the transactions provided
                         ---------
for in this Agreement and the Ancillary Agreements is conditioned upon, and shall only be effected upon or after (i) the final approval of the IPO by the Board of Directors of Blockbuster and Viacom, (ii) the final approval of the Split-Off by the Board of Directors of Viacom and (iii) the closing of the IPO.

          Section 9.02.  Termination.  This Agreement may be terminated and the
                         -----------
IPO and Split-Off abandoned by the Board of Directors of Viacom in its sole discretion, without the approval of Blockbuster at any time prior to the IPO Effective Date or Split-Off Date, as applicable. In the event of any such termination, no party shall have any liability of any kind to the other party.


                                   ARTICLE X
                                 MISCELLANEOUS

          Section 10.01.  Limitation of Liability.  Neither Viacom nor
                          -----------------------
Blockbuster shall be liable to the other for any special, indirect, incidental or consequential damages of the other arising in connection with this Agreement.

          Section 10.02.  Further Assurances.  Each party agrees to execute,
                          ------------------
acknowledge, deliver, file, record and publish such further certificates, amendments to certificates, instruments and documents, and do all such other acts and things as may be required by law, or as may be required to carry out the intent and purposes of this Agreement and the Ancillary Agreements and the translations contemplated thereby.

          Section 10.03.  Waiver.  The observance of any term of this
                          ------
Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by a duly authorized officer of the party against which such waiver is to be asserted. Unless other expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operates as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or future exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by either party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by the party against whom the existence of such waiver is asserted.

          Section 10.04.  Remedies.  Each of Viacom and Blockbuster
                          --------
acknowledges and agrees that under certain circumstances the breach by Viacom or any of its Affiliates or Blockbuster or any of its Affiliates of a term or provision of this Agreement will materially and irreparably harm the other party, that money damages will accordingly not be an adequate remedy for such breach and that the non-defaulting party, in its sole discretion and in addition to its rights under this Agreement and any other remedies it may have at law or in equity, may apply to any court of law or equity of competent jurisdiction for specific performance and/or other injunctive relief in order to enforce or prevent any breach of the provisions of this Agreement.

          Section 10.05.  Performance.  Each of the parties hereto shall use
                          -----------
all commercially reasonable efforts to cause to be performed all actions, agreements and obligations set forth herein to be performed by any Affiliate of such party.

          Section 10.06.  References; Construction.  The table of contents
                          ------------------------
and the section and other headings and subheadings contained in this Agreement and the exhibits hereto are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Agreement or any exhibit hereto. All references to days or months shall be deemed references to calendar days or months. Unless the context otherwise requires, any reference to a "Section" or an "Exhibit" shall be deemed to refer to a section of this Agreement or an exhibit to this Agreement, as applicable. The words "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing the document to be drafted.

          Section 10.07.  Amendments.  This Agreement shall not be
                          ----------
supplemented, amended or modified in any manner whatsoever (including without limitation by course of dealing or of performance or usage of trade) except in writing signed by the parties.

          Section 10.08.  Successors and Assignment.  This Agreement shall
                          -------------------------
be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Except as set forth below, this Agreement may not be assigned by any party by operation of law or otherwise without the express written consent of the other party (which consent may be granted or withheld). The Option granted to Viacom International pursuant to Article VII hereof may be assigned to Viacom or any Subsidiary of Viacom.

          Section 10.09.  Severability.  Wherever possible, each provision
                          ------------
of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any portion of this Agreement is declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement, which shall continue in full force and effect as if this Agreement had been executed with the invalid portions thereof deleted; provided that the entirety of this Agreement shall
                          --------
continue in full force and effect in all other jurisdictions.

          Section 10.10.  Entire Agreement.  Other than the Ancillary
                          ----------------
Agreements, this Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements, including Article 7 of the Asset Purchase Agreement dated June 7, 1999 between Viacom Entertainment Canada Inc. and Blockbuster Canada Inc., and undertakings, both written and oral, between the parties with respect to the subject matter hereof and thereof.

          Section 10.11.  Notices.  All notices, consents, requests, approvals,
                          -------
and other communications provided for or required herein, and all legal process in regard thereto, must be in writing and shall be deemed validly given, made or served, (a) when delivered personally or sent by telecopy to the facsimile number indicated below with a required confirmation copy sent in accordance with subsection (c) below; or (b) on the next business day after delivery to a nationally-recognized express delivery service with instructions and payment for overnight delivery; or (c) on the fifth (5th) day after deposited in any depository regularly maintained by the United States postal service, postage prepaid, certified or registered mail, return receipt requested, addressed to the following addresses or to such other address as the party to be notified shall have specified to the other party in accordance with this section:

          If to Viacom:

               Viacom Inc.
               1515 Broadway
               New York New York  10036
               Attention:  Michael D. Fricklas, General Counsel
               Phone Number:  212-258-6070
               Fax Number:  212-258-6099

          If to Blockbuster:

               Blockbuster Inc.
               1201 Elm Street
               Dallas, Texas  75270
               Attention:  Ed Stead, General Counsel
               Phone Number:  214-854-3499
               Fax Number:  214-854-3677

          Section 10.12.  Governing Law.  This Agreement shall be governed by
                          -------------
and construed in accordance with the laws of the State of New York. Each of the parties hereto agrees that any dispute relating to or arising from this Agreement or the transactions contemplated hereby shall be resolved only in the court of the State of New York sitting in the County of New York or the United States District Court for the Southern District of New York and the appellate court having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, each of the parties hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal suit, action or proceeding relating to this Agreement or any transaction contemplated hereby, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in the County of New York or the United States District Court for the Southern District of New York and appellate court having jurisdiction of appeals in such courts, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit, action, or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such federal court;

          (b) consents that any such suit, action or proceeding may and shall be brought in such courts and waives any objection that it may now or hereafter have to the venue or jurisdiction or any such action or proceeding in such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party in its address as provided in Section 10.11 hereof;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by New York law; and

          (e) agrees that this Agreement has been entered into in the State of New York and performed in part in the State of New York.

          Section 10.13.  Counterparts.  This Agreement may be executed in two
                          ------------
or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date and year first written above.



                            VIACOM INC.


                            By: /s/ MICHAEL D. FRICKLAS
                               ----------------------------------------
                               Name:  Michael D. Fricklas
                               Title: Sr. Vice President, General
                                      Counsel and Secretary



                            VIACOM INTERNATIONAL INC.


                            By: /s/ MICHAEL D. FRICKLAS
                               ----------------------------------------
                               Name:  Michael D. Fricklas
                               Title: Sr. Vice President and
                                      General Counsel



                            BLOCKBUSTER INC.


                            By: /s/ EDWARD B. STEAD
                               ----------------------------------------
                               Name:  Edward B. Stead
                               Title: Exec. Vice President, General
                                      Counsel and Secretary

                                                                       Exhibit A
                                                                       ---------


                 Form of Release and Indemnification Agreement

[Filed as Exhibit 10.2 to this Quarterly Report on Form 10-Q]

                                                                       Exhibit B
                                                                       ---------


                     Form of Transition Services Agreement

[Filed as Exhibit 10.3 to this Quarterly Report on Form 10-Q]

                                                                       Exhibit C
                                                                       ---------


                     Form of Registration Rights Agreement

[Filed as Exhibit 10.4 to this Quarterly Report on Form 10-Q]

                                                                       Exhibit D
                                                                       ---------


                         Form of Tax Matters Agreement

[Filed as Exhibit 10.5 to this Quarterly Report on Form 10-Q]